CAPITAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2018
Corporate Information And Statement Of IFRS Compliance [Abstract]
CAPITAL RISK MANAGEMENT
26. CAPITAL RISK MANAGEMENT
The Company manages its capital in a manner that will allow it to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance.
In the management of capital, the Company includes the components of equity, long-term debt, net of cash and cash equivalents, and investments.

	As of	As of
	December 31, 2018	December 31, 2017
Equity	$42,037	$(41,754)
Long-term debt	73,224	79,741
	$115,261	$37,987
Cash and cash equivalents	96,507	27,787
	$211,768	$65,774

The Company manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. In doing so, the Company may issue new shares, restructure or issue new debt and acquire or dispose of assets.
In order to facilitate the management of its capital requirements, the Company prepares annual budgets that are updated as necessary depending on various factors, including successful capital deployment and general industry conditions. The Company's treasury policy specifies that cash is to be held in banks with a rating of A or higher by Moody's or Standard & Poor's. In addition, the Company's investment policy allows investment of surplus funds in permitted investments consisting of US treasury bills, notes and bonds, government sponsored agency debt obligations, corporate debt or municipal securities with credit rating of at least AA. All investments must have a maximum term to maturity of one year.